UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 21, 2005

AMDL, INC.

(Exact name of AMDL as specified in its charter)

Delaware	0-27689	33-0413161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2492 Walnut Avenue, Suite 100 Tustin, California (Address of Principal Executive Offices)	92780-7039 (Zip Code)

(714) 505-4461
(AMDL’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Exhibit Index
Exhibit 99.1
Exhibit 99.2

Item 8.01 Other Events.
     On November 22, 2005 we issued a press release announcing that we had entered into a letter of intent with Jade Capital Group, Ltd., a Hong Kong company to acquire two Peoples Republic of China based pharmaceutical companies for up to 13,215,000 shares of our common stock. The acquisition is conditioned upon the holding of a special stockholders’ meeting to approve the transaction, due diligence and other conditions including the two China based companies meeting certain financial tests for the year ended December 31, 2005. We have agreed to register the shares issuable in connection with the acquisition on Form S-4, but the resale of the shares will be subject to a lock up agreement and certain restrictions on resale during the two year period following the closing. The transaction is expected to close in April, 2006.
     Copies of the press release and the letter of intent are attached hereto as Exhibits 99.1 and 99.2 respectively.
Forward Looking Statements
     Safe Harbor Statements under The Private Securities Litigation Reform Act of 1995: This report contains forward-looking statements, including statements regarding the expectation of the acquisition of two China based pharmaceutical companies, the anticipated value of the proposed acquisition transaction, our intentions regarding the future operations of our business, other activities expected to occur as a result of the transaction and the financial and operational impact of the proposed acquisition. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors which could cause or contribute to differences include, but are not limited to, the risk that the transaction may not be completed when expected, or at all, the risk that the terms of the definitive acquisition agreements may materially differ from that disclosed herein, the risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the transaction, including the approval by the stockholders of AMDL, risks related to the uncertainty surrounding the transaction and transactions of this type, and the costs related thereto. We caution you not to place undue reliance on any forward looking-statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release dated November 22, 2005
99.2	Letter of Intent with Jade Capital Group, Ltd. dated November 21, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, AMDL has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMDL, INC.

Date: November 22, 2005	By:	/s/ Gary L. Dreher

Gary L. Dreher, President and CEO

2

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 22, 2005
99.2	Letter of Intent dated November 21, 2005